UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) — February 24, 2006

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA	19341-0645
(Address of principal executive offices)	(Zip Code)

610-594-3319

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into a Material Definitive Agreement.

On February 24, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of West Pharmaceutical Services, Inc. (the “Company”) took the following actions with respect to incentive compensation and salaries for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K, promulgated by the Securities Exchange Commission):

2005 Annual Bonus Awards

The Committee approved bonuses for the named executive officers in respect of the year ended December 31, 2005 under the terms of the Company’s 2005 Management Incentive Bonus Plan (“Plan”). Payouts under this Plan are made in a combination of cash and shares of common stock, both restricted and unrestricted.  For 2005, 65% of the bonus opportunity at the corporate level was based on an earnings-per-share (“EPS”) target, with 35% of the opportunity based on a corporate cash flow performance target.  At the division level, 25% of the bonus opportunity was based on EPS, with 75% of the payouts based on achievement of division-level financial performance targets.  A full payout is made if the performance goals are met, with higher payouts for exceeding goals and lower payouts for falling short of targets. No payouts are made if actual performance is less than 85% of the performance target.

Each participant’s target bonus opportunity is measured as a percentage of base salary. For senior management other than the Chief Executive Officer this percentage ranges from 40% to 65%. The CEO’s target bonus opportunity is 75% of his base salary.

The following table sets forth (i) the performance goals for Corporate, the Pharmaceutical Systems Division and the two Divisional Regions; (ii) the weight assigned to each goal as a percentage of the total opportunity; (iii) the percentage of the each goal’s achievement for 2005; (iii) the payout as a percentage of target bonus opportunity; and (iv) the total earned incentive as a percentage of target bonus opportunity.

			2005 Actual		2005 Total
			Performance as% of%		Earned
Organizational Unit	Financial Performance Measurement	Weighting	Target	Payout	Incentive
Corporate	Corporate Earnings Per Share	65%	100.7%	102.3%
	Corporate Cash Flow	35%	108.4%	108.6%
					104.5%
Pharmaceutical	Corporate Earnings Per Share	25%	100.7%	102.3%
Systems Division	Regional Operating Income	37.50%	105.1%	116.8%
	Regional Net Sales	18.75%	104.6%	115.2%
	Pharmaceutical Services Division — (Division Operating Profit — 12.50%, Division Net Sales — 6.25%, and Division Free Cash Flow — 6.25%)	18.75%	118.3%	150.0%	119.1%
Pharmaceutical	Corporate Earnings Per Share	25%	100.7%	102.3%
Systems Division	Regional Operating Income	37.50%	97.4%	92.0%
Region - Americas	Regional Net Sales	12.50%	99.1%	97.0%
	Pharmaceutical Services Division — (Division Operating Profit — 12.50%, Division Net Sales — 6.25%, and Division Free Cash Flow — 6.25%)	25%	107.4%	124.7%	103.4%
Pharmaceutical Systems Division Region — Europe/Asia	Corporate Earnings Per Share	25%	100.7%	102.3%
	Regional Operating Income	37.50%	114.7%	149.2%
	Regional Net Sales	12.50%	109.5%	131.6%
	Pharmaceutical Services Division — (Division Operating Profit — 12.50%, Division Net Sales — 6.25%, and Division Free Cash Flow - 6.25%)	25%	107.4%	124.7%	129.2%

At least 25% of the net, after-tax amount of senior executives’ bonuses is paid in shares of common stock (“bonus shares”), although executives may elect to have a higher percentage of their bonus paid in the form of bonus shares. In addition, each executive receives an additional 25% of the number of bonus shares in the form of restricted stock (“incentive shares”), which vest over a four-year period, so long as the executive retains the original bonus shares. The balance of bonuses is paid in cash.

The following table shows the total 2005 bonus, including the number of bonus shares and incentive shares, awarded to each of the named executive officers, based on the achievement levels set forth above. All shares were valued at $32.585 per share, the fair market value of the Company’s common stock on the date of grant.

Name and Title	Cash Bonus ($)	Bonus Shares (#)		Incentive Shares (#)
Donald E. Morel, Jr., Ph.D Chairman of the Board and Chief Executive Officer	367,411	3,758		940
William J. Federici Vice President and Chief Financial Officer	144,222	1,475		369
Steven A. Ellers President and Chief Operating Officer	144,766	4,442		1,111
Robert J. Keating President, Europe and Asia Pacific, Pharmaceutical SystemsDivision	172,483	756		189
Linda R. Altemus Vice President and Chief Compliance Officer	82,772	846		212
Herbert L. Hugill President of the Americas,Pharmaceutical Systems Division	127,668	0	(1)	0	(1)

(1)   Mr. Hugill left the Company in December 2005 and was permitted to take his entire 2005 bonus in cash.

Long-Term Incentive Payouts

In 2004, the Committee made performance-vesting restricted share unit (“PVRS”) awards to each of the named executive officers.  Under those awards, the recipients are entitled to receive a certain number of shares of common stock depending on the achievement of specified revenue growth and return-on-invested-capital (“ROIC”) targets over three performance periods: performance period I consists of 2004; performance period II consists of the two-year period 2004-2005; and performance period III consists of the three-year period 2004-2006.

Each PVRS award specifies a number of shares to be received for each performance period, which is based on achieving 100% of the revenue-growth and ROIC goals for that period.  A greater number of shares are received if the performance goals are exceeded and fewer shares are received if actual performance falls below the goals.  The maximum amount any recipient may receive is 150% of the targeted amount and no shares are awarded if actual performance is less than 70% of performance goals for the applicable performance period.

The Committee approved the vesting of PVRS that were awarded to each of the named executive officers in respect of performance period II. Actual performance for that period was 164% of the revenue growth goal and 100% of the ROIC goal, yielding a total award of 125% of the targeted PVRS allocated to the period. As a result, the named executive officers received the following number of shares of stock:

Name	Total PVRS Awarded for Performance Periods I-III (#)	PVRS Allocated to Performance Period II (2004 and 2005) (#)	Shares Received (#)
Donald E. Morel, Jr.	108,000	36,000	45,000
William J. Federici	19,200	6,400	8,000
Steven A. Ellers	42,000	14,000	17,500
Robert J. Keating	13,200	4,400	5,500
Linda R. Altemus	11,400	3,800	4,750
Herbert L. Hugill	13,200	4,400	5,500

2006 Base Salaries

The Committee approved the annual base salaries for each of named executive officers, except Ms. Altemus and Mr. Hugill.  The new salaries will take effect May 1, 2006.  Dr. Morel’s compensation was set in consultation with and approval by the full Board of Directors.  The following table shows the 2006 salary levels for each named executive officer.  No action was taken for Mr. Hugill who left the Company in December 2005 or for Ms. Altemus who took a leave of absence in January 2006 and is not eligible for a salary adjustment.

Name(1)	2006 Base Salary
Donald E. Morel, Jr.	$675,000
William J. Federici	$380,000
Steven A. Ellers	$395,000
Robert J. Keating	$315,000

(1)          Although Mr. Hugill and Ms. Altemus will be named executive officers in our 2006 proxy statement, they both left the Company in 2005 and therefore, the Committee did not approve 2006 base salaries for either of them.

2006 Long-Term Incentive Awards

With the exception of Linda R. Altemus and Herbert L. Hugill, the Compensation Committee approved long-term incentive awards in the form of stock options and PVRS to the named executive officers for performance period V, which covers the years 2006-2008.  As Mr. Hugill and Ms. Altemus are no longer with the Company, 2006 Long-Term Incentive Awards were not approved for them.

Long-term incentive awards are divided evenly between stock options and PVRS, with the total incentive opportunity set to approximate the 50% percentile of comparable compensation based on executive compensation data developed by the Committee’s independent compensation consultant. For purposes of determining the size of the long-term awards, the Black-Scholes method is used to determine the number of stock option shares and the number of PVRS is determined by reference to the fair market value of the stock on the date of grant.

Stock options vest in equal installments over a four-year period, while the PVRS awards will vest in 2009, depending on achievement of compound annual revenue growth and ROIC targets over the three-year period 2006-2008. No vesting occurs if the actual performance of the Company falls below 70% of the targeted performance.

The named executive officers received the following number of stock options and PVRS in respect of the three-year performance period 2006-2008:

Name	Stock Options (#)	PVRS (#)
Donald E. Morel, Jr.	74,257	25,381
William J. Federici	19,183	6,557
Steven A. Ellers	32,488	11,104
Robert J. Keating	9,282	3,173

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

March 2, 2006